UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2007
O. I. CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	0-6511 (Commission File Number)	73-0728053 (IRS Employer Identification No.)

151 Graham Road, P.O. Box 9010, College Station, Texas (Address of principal executive offices)	77842-9010 (Zip Code)
Registrant’s telephone number, including area code: (979) 690-1711
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure
     On June 8, 2007, O. I. Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1. This item is furnished, not filed, pursuant to Regulation FD.
Item 9.01. Exhibits and Financial Statements.

(d)	Exhibits

	Exhibit 99.1	Press Release of O. I. Corporation dated June 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O. I. CORPORATION Date: June 8, 2007
By:	/s/ J. Bruce Lancaster
J. Bruce Lancaster,
Chief Executive Officer/Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of O. I. Corporation dated June 8, 2007